                                                                   Exhibit 10.21

                               SUPPLEMENT NO. 2 dated as of October 21, 2000, to
                          the Subsidiary Guarantee Agreement dated as of June 23, 1999, among each of the subsidiaries listed on
                          Schedule I thereto (each such subsidiary individually, a "GUARANTOR" and collectively, the "GUARANTORS") of ANTEON CORPORATION, a Virginia corporation (the "BORROWER"), and MELLON BANK, NA., a national banking association, as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

         A. Reference is made to the Credit Agreement dated as of June 23, 1999 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the lenders from time to time party thereto (the "LENDERS"), Credit Suisse First Boston, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and as issuing bank, Mellon, as Collateral Agent, swingline lender and syndication agent, and Deutsche Bank AG, New York Branch, as documentation agent.

         B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee Agreement and the Credit Agreement.

         C. The Guarantors have entered into the Guarantee Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to Section 5.12 of the Credit Agreement, each Domestic Subsidiary of the Borrower (other than any Inactive Subsidiary) that was not in existence or not a Domestic Subsidiary on the date of the Credit Agreement is required to enter into the Guarantee Agreement as a Guarantor upon becoming a Domestic Subsidiary (or ceasing to be an Inactive Subsidiary). Section 20 of the Guarantee Agreement provides that additional Domestic Subsidiaries of the Borrower may become Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Domestic Subsidiary of the Borrower (the "NEW GUARANTOR") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guarantee Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

         Accordingly, the Collateral Agent and the New Guarantor agree as follows:

         SECTION 1. In accordance with Section 20 of the Guarantee Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a "Guarantor" in the Guarantee Agreement shall be deemed to include the New Guarantor. The Guarantee Agreement is hereby incorporated herein by reference.

         SECTION 2. The New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
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                                                                               2


         SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by fax transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

         SECTION 4. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

         SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 14 of the Guarantee Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below, with a copy to the Borrower.

         SECTION 8. The New Guarantor agrees to reimburse the Collateral Agent for its out-of-pocket expenses in connection with this Supplement, including the fees, disbursements and other charges of counsel for the Collateral Agent.
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                                                                               3


         IN WITNESS WHEREOF, the New Guarantor and the Collateral Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.

                                       SHERIKON, INC., as a New Guarantor,


                                       by: /s/ Carlton B. Crenshaw
                                           -----------------------------------
                                           Name: Carlton B. Crenshaw
                                           Title: Vice President
                                           Address: 14500 Avion Pkwy, Suite 200,
                                           Chantilly, VA 20151


                                       SOUTH TEXAS SHIP REPAIR, INC., as a
                                       New Guarantor,


                                       by: /s/ Carlton B. Crenshaw
                                           -----------------------------------
                                           Name: Carlton B. Crenshaw
                                           Title: Vice President
                                           Address: Redfish Bay Terminal, Ocean
                                           Drive at Beasley, Aransas Pass, TX
                                           78336


                                       SHERIKON SPACE SYSTEMS, INC., as a
                                       New Guarantor,


                                       by: /s/ Carlton B. Crenshaw
                                           -----------------------------------
                                           Name: Carlton B. Crenshaw
                                           Title: Vice President
                                           Address: 12249 Science Drive, Suite
                                           106, Orlando, FL 32826


                                       MELLON BANK, N.A., as Collateral Agent


                                       by:
                                           -----------------------------------
                                           Name:
                                           Title:
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                                                                               3


         IN WITNESS WHEREOF, the New Guarantor and the Collateral Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.

                                       SHERIKON, INC., as a New Guarantor,


                                       by:
                                           -----------------------------------
                                           Name:
                                           Title:
                                           Address: 14500 Avion Pkwy, Suite 200,
                                           Chantilly, VA 20151


                                       SOUTH TEXAS SHIP REPAIR, INC., as a
                                       New Guarantor,


                                       by:
                                           -----------------------------------
                                           Name:
                                           Title:
                                           Address: Redfish Bay Terminal, Ocean
                                           Drive at Beasley, Aransas Pass, TX
                                           78336


                                       SHERIKON SPACE SYSTEMS, INC., as a
                                       New Guarantor,


                                       by:
                                           -----------------------------------
                                           Name:
                                           Title:
                                           Address: 12249 Science Drive, Suite
                                           106, Orlando, FL 32826


                                       MELLON BANK, N.A., as Collateral Agent


                                       by: /s/ Leslie A. Grizzard
                                           -----------------------------------
                                           Name: Leslie A. Grizzard
                                           Title: Vice President